Fair Value Measurements and Derivative Instruments	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements and Derivative Instruments
Note 6 – Fair Value Measurements and Derivative Instruments

Embedded Derivative Instruments

In connection with the business combination with MetroPCS, we issued senior reset notes to Deutsche Telekom. The interest rates were adjusted at the reset dates to rates defined in the applicable supplemental indentures to manage interest rate risk related to the senior reset notes. We determined certain components of the reset feature are required to be bifurcated from the senior reset notes and separately accounted for as embedded derivative instruments. As of December 31, 2015, one embedded derivative related to the 5.950% Senior Reset Notes to affiliates due 2023 was subject to interest rate volatility. In April 2016, the interest rate related to the 5.950% Senior Reset Notes to affiliates due 2023 was adjusted from 5.950% to 9.332%. See Note 7 – Debt for further information. As of December 31, 2016, there were no embedded derivatives subject to interest rate volatility related to the Senior Reset Notes to affiliates.

The fair value of our embedded derivatives was determined using a lattice-based valuation model by determining the fair value of the senior reset notes with and without the embedded derivatives included. The fair value of the senior reset notes with the embedded derivatives utilizes the contractual term of each senior reset note, reset rates calculated based on the spread between specified yield curves and the yield curve on certain T-Mobile long-term debt adjusted pursuant to the applicable supplemental indentures and interest rate volatility. Interest rate volatility is a significant unobservable input (Level 3) as it is derived based on weighted risk-free rate volatility and credit spread volatility. Significant increases or decreases in the weighting of risk-free volatility and credit spread volatility, in isolation, would result in a higher or lower fair value of the embedded derivatives. The embedded derivatives were classified as Level 3 in the fair value hierarchy.

The fair value of embedded derivative instruments by balance sheet location and level were as follows:

	December 31, 2016
(in millions)	Level 1	Level 2	Level 3	Total
Other long-term liabilities	$—	$—	$118	$118

	December 31, 2015
(in millions)	Level 1	Level 2	Level 3	Total
Other long-term liabilities	$—	$—	$143	$143

The following table summarizes the gain (loss) activity related to embedded derivatives instruments recognized in Interest expense to affiliates:

	Year Ended December 31,
(in millions)	2016	2015	2014
Embedded derivatives	$25	$(148)	$18

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The carrying amounts and fair values of our short-term investments and long-term debt included in our Consolidated Balance Sheets were as follows:

	Level within the Fair Value Hierarchy	December 31, 2016		December 31, 2015
(in millions)		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets:
Short-term investments	1	$—	$—	$2,998	$2,998
Deferred purchase price assets	3	659	659	389	389
Liabilities:
Senior Notes to third parties	1	$18,600	$19,584	$17,600	$18,098
Senior Reset Notes to affiliates	2	5,600	5,955	5,600	6,072
Senior Secured Term Loans	2	1,980	2,005	2,000	1,990
Guarantee Liabilities	3	135	135	163	163

Short-term Investments

The fair value of our short-term investments as of December 31, 2015, which consisted of U.S. Treasury securities, was determined based on quoted market prices in active markets, and therefore was classified as Level 1 in the fair value hierarchy. We did not have any short-term investments as of December 31, 2016.

Long-term Debt

The fair value of our Senior Notes to third parties was determined based on quoted market prices in active markets, and therefore was classified as Level 1 in the fair value hierarchy. The fair value of the Senior Secured Term Loans and Senior Reset Notes to affiliates was determined based on a discounted cash flow approach using quoted prices of instruments with similar terms and maturities and an estimate for our standalone credit risk. Accordingly, our Senior Secured Term Loans and Senior Reset Notes to affiliates were classified as Level 2 in the fair value hierarchy.

Although we have determined the estimated fair values using available market information and commonly accepted valuation methodologies, considerable judgment was required in interpreting market data to develop fair value estimates for the Senior Secured Term Loans and Senior Reset Notes to affiliates. The fair value estimates were based on information available as of December 31, 2016 and 2015. As such, our estimates are not necessarily indicative of the amount we could realize in a current market exchange.

Deferred Purchase Price Assets

In connection with the sales of certain service and EIP receivables pursuant to the sale arrangements, we have deferred purchase price assets measured at fair value that are based on a discounted cash flow model using unobservable Level 3 inputs, including customer default rates. See Note 3 – Sales of Certain Receivables.

Guarantee Liabilities

Our guarantee liabilities were valued based on various economic and customer behavioral assumptions, including expected trade-in period, volumes of trade-in, and the fair value of handsets traded in and therefore were classified as Level 3 in the fair value hierarchy.

The total estimated remaining gross EIP receivable balances of all enrolled handset upgrade program customers, which are the remaining EIP amounts underlying the JUMP! guarantee, including EIP receivables that have been sold, was $2.1 billion as of December 31, 2016. This is not an indication of our expected loss exposure as it does not consider the expected fair value of the used handset or the probability and timing of the trade-in.